                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 18, 2004

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                         NEWTEK BUSINESS SERVICES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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          NEW YORK                     001-16123                 11-3504638
(STATE OR OTHER JURISDICTION         (COMMISSION              (I.R.S. EMPLOYER
      OF INCORPORATION)              FILE NUMBER)            IDENTIFICATION NO.)

100 QUENTIN ROOSEVELT BLVD., GARDEN CITY, NEW YORK                  11554
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 390-2260

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                           FORWARD-LOOKING STATEMENTS

     This Current Report on Form 8-K contains "forward-looking statements"
within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. The words "believe,"
"will be able," "anticipate," "estimate," "should," "will," "expect,"
"continue," "intend" or similar words are intended to identify forward-looking statements. Such statements involve risks and uncertainties that exist in the operations and business environment of Newtek Business Services, Inc. that could render actual outcomes and results materially different than predicted. Our forward-looking statements are based on assumptions about many factors, including, but not limited to: changes in interest rates or the general economy of the markets in which we operate; economic, technological or regulatory changes affecting the businesses conducted and to be conducted by us; our ability to employ and retain qualified employees; changes in government regulations that are applicable to our regulated small business lending; our ability to identify and complete acquisitions and successfully integrate the businesses we acquire; changes in the demand for the services we or our affiliates offer; the degree and nature of competition; and general volatility of the capital markets and the market price of our common stock. While we believe that our assumptions are reasonable at the time forward-looking statements were made, we caution that it is impossible to predict the actual outcome of numerous factors and, therefore, readers

should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made and we undertake no obligation to update such statements in light of new information or otherwise.

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On April 28, 2004, Newtek signed an Asset Purchase Agreement to purchase substantially all of the assets of CrystalTech Web Hosting, Inc., or
CrystalTech.

     The acquisition was completed on July 9, 2004 for a purchase price of
$10,000,000 in cash and 69,444 shares of Newtek Business Services stock. An equal number of shares of Newtek Business Services' common stock were awarded as restricted stock to employees who remain with the new company subsequent to the acquisition. In addition, there is a contingent payment of $1,250,000 in cash and 486,111 shares of common stock if CrystalTech achieves certain profitability goals.

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     Unaudited financial statements of CrystalTech for the six months ended June
30, 2004 are attached in Exhibit 99.1. Unaudited pro forma consolidated financial statements showing the effect of the proposed transaction as if it had occurred on January 1, 2004, are attached as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION
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   99.1     CrystalTech Web Hosting, Inc. Unaudited Financial Statements, June
            30, 2004.

   99.2     Newtek Business Services, Inc. and CrystalTech Web Hosting, Inc.
            Unaudited Pro Forma June 30, 2004

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 18, 2004

                                         NEWTEK BUSINESS SERVICES, INC.

                                         By: /s/ Barry Sloane
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                                         Name:  Barry Sloane
                                         Title: Chairman of the Board, Chief
                                                Executive Officer and Secretary

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